UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported):  January 2, 2020

DPW HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-12711	94-1721931
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

201 Shipyard Way, Suite E, Newport Beach, CA 92663

(Address of principal executive offices) (Zip Code)

(949) 444-5464

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	DPW	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Forward-Looking Statements

This Current Report on Form 8-K and other written and oral statements made from time to time by us may contain so-called “forward-looking statements,” all of which are subject to risks and uncertainties. Forward-looking statements can be identified by the use of words such as “expects,” “plans,” “will,” “forecasts,” “projects,” “intends,” “estimates,” and other words of similar meaning. One can identify them by the fact that they do not relate strictly to historical or current facts. These statements are likely to address our growth strategy, financial results and product and development programs. One must carefully consider any such statement and should understand that many factors could cause actual results to differ from our forward-looking statements. These factors may include inaccurate assumptions and a broad variety of other risks and uncertainties, including some that are known and some that are not. No forward-looking statement can be guaranteed and actual future results may vary materially.

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Share Exchange Agreement

On December 27, 2019, DPW Holdings, Inc., a Delaware corporation (the “Company”), entered into a Share Exchange Agreement (the “Agreement”) with its wholly owned subsidiary DPW Financial Group, Inc., a Delaware corporation (“DPWF” and with the Company, the “DPWF Parties”), RASK Global Holdings, Inc., a Delaware corporation (“RASK”), Glendale Securities, Inc., a California corporation (“Glendale”), Glen Holdings Corp., a Delaware corporation (“GHC” and with RASK, Glendale and WDCO, as such term is hereinafter defined, the “Acquirees”), the holders of securities of RASK (the “RASK Holders”), the holders of securities of Glendale (the “Glendale Holders”) and the holders of securities of GHC (“GHC Holders” and with the RASK Holders and the Glendale Holders, the “Holders”).  Upon the terms and subject to the conditions set forth in the Agreement, DPWF will acquire all of the issued and outstanding shares of common stock of the Acquirees from the Holders (the “Subject Shares”) in exchange for an aggregate of 1,510,000 shares of the Series A Convertible Preferred Stock of DPWF (the “Exchange Shares”). In addition, upon the closing of the Agreement (the “Closing”), GHC, the record and beneficial owner of 410,000 shares of common stock of Wilson-Davis & Co, Inc., a Utah corporation (“WDCO”), which shares constitute 100% of the issued and outstanding shares of common stock of WDCO (the “WDCO Shares”), shall deliver the WDCO Shares to DPWF, resulting in the Acquirees becoming indirect wholly owned subsidiaries of the Company. After the Closing, each of RASK and GHC will dissolve its corporate structure and have no continuing business or operations and WDCO and Glendale will become wholly owned subsidiaries of DPWF.

Prior to the execution of the Agreement, DPWF issued 2,499,664 shares of its common stock (“DPWF Common Stock”) to the Company.

The Closing is subject to a number of closing conditions, including, among other things, that: (i) GHC shall have caused WDCO to have obtained approval of its Continuing Membership Application (“CMA”) from the Financial Industry Regulatory Authority, Inc. (“FINRA”); (ii) GHC shall have wired to WDCO’s escrow account the dollar amount required for it to acquire 80% of the WDCO Shares pursuant to a stock purchase and option agreement dated October 6, 2017; (iii) GHC shall have: (a) paid the principal and accrued interest on a loan from RASK, (b) redeemed certain outstanding promissory notes, and (c) fully paid Glendale for its remaining shares of common stock of GHC; (iv) RASK shall have fully repaid the debt instruments issued by it to Digital Power Lending, LLC (“DPL”) and shall have no further obligation to DPL; (v) GHC shall have caused WDCO to appoint an individual acceptable to the DPWF Parties as its chief executive officer; (vi) absence of litigation that seeks to prohibit the transactions set forth in the Agreement and certain other matters; (vii) the accuracy of the representations and warranties, subject to customary materiality qualifiers; (viii) the performance by the parties of certain covenants and agreements in all material respects; and (ix) the absence of a Material Adverse Effect (as defined in the Agreement).

As stated above, the closing of the Agreement is subject to customary conditions, including regulatory clearance, which consists principally of approval by FINRA. The transaction is expected to close upon receipt of such clearance. However, the Company has reason to believe that FINRA may not approve the acquisitions in the foreseeable future, if at all. The Company is aware that FINRA has indicated that it has reservations about certain aspects of the proposed transaction. While the Company has been advised by Glendale that the two broker-dealers intend to address any concerns FINRA may have to its satisfaction, there can be no assurance that the proposed acquisitions will ever be approved by FINRA.

At the Closing, subject to the terms and conditions of the Agreement, each Acquiree, including GHC on behalf of WDCO, shall deliver stock certificates representing all of its respective Subject Shares, accompanied by duly executed stock transfer forms transferring such Subject Shares to DPWF and otherwise in good form for transfer, and in exchange, DPWF shall deliver stock certificates evidencing all Exchange Shares duly registered in the name of the Holders (the “Exchange”). In accordance with the terms set forth in the Agreement, DPWF shall also deliver a 5% Promissory Note to the Company in the principal amount of $9,000,000 with interest at the rate of five (5%) percent per annum, which principal and interest are due and payable to the Company on the maturity date, which shall be two (2) years from the date of Closing (the “Promissory Note”).

Each of the DPWF Parties, Acquirees and the Holders have made customary representations and warranties in the Agreement and have covenanted, among other things, that, subject to certain customary exceptions: (i) each of the Acquirees agrees to conduct its business in accordance with its ordinary and usual course of business, use its best efforts, subject to the foregoing, to preserve its business organization, keep available to it the services of its officers and employees and maintain satisfactory relationships with customers, suppliers and others having business relationships with it; (ii) each Acquiree shall provide DPWF and the Company with such audited annual and unaudited interim financial information, pro forma financial information and all footnotes thereto and auditor’s letters relating to its business as may be requested by the Company in order for the Company to comply with its reporting and disclosure obligations under the rules and regulations of the Securities and Exchange Commission (the “Commission”); and (iii) after the Closing, Glendale and GHC on behalf of WDCO will pay management fees to DPWF in accordance with the terms set forth in the Agreement.

The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the Agreement, which is annexed hereto as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference.  The Agreement has been included to provide investors and stockholders with information regarding its terms.  It is not intended to provide any other factual information about the DPWF Parties, the Acquirees or the Holders.  The Agreement contains representations and warranties that the parties to the Agreement made to and solely for the benefit of each other, and the assertions embodied in such representations and warranties are qualified by information contained in confidential disclosure schedules that the parties exchanged in connection with signing the Agreement.  Accordingly, investors and stockholders should not rely on such representations and warranties as characterizations of the actual state of facts or circumstances, since they were only made as of the date of the Agreement (or such other date as specified therein) and are modified in important part by the underlying disclosure schedules.

5% Promissory Note

At the Closing, subject to the terms and conditions of the Agreement, DPWF shall deliver the Promissory Note to the Company, which shall be in the principal face amount of $9,000,000 and be due and payable two (2) years from the date of Closing. The Promissory Note shall bear interest at 5% per annum with interest payable in full in lawful money of the United States of America by certified bank check or wire transfer upon maturity. DPWF may prepay any portion of the principal amount of the Promissory Note, plus any accrued and unpaid interest. Pursuant to the Promissory Note, upon the occurrence of an Event of Default (as defined therein), the outstanding principal amount, liquidated damages and other amounts owing in respect thereof through the date of acceleration, shall become, at the Company’s election, immediately due and payable in cash at the Mandatory Default Amount without any action on the part of the Company. After the occurrence of any Event of Default that results in the eventual acceleration of the Promissory Note, the Promissory Note shall accrue interest at an interest rate equal to the lesser of 1.5% per month (18% per annum) or the maximum rate permitted under applicable law (the “Default Rate”). “Mandatory Default Amount” means an amount equal to a premium of 30% of all principal and interest (calculated at the Default Rate).

Certificate of Designation of Series A Convertible Preferred Stock of DPWF

At the Closing, DPWF will issue and deliver to the Holders an aggregate of 1,510,000 shares designated as Series A Convertible Preferred Stock (the “Series A Preferred Stock”), $0.001 par value per share, none of which has been previously issued. In the event DPWF shall liquidate, dissolve or wind up, the holders of Series A Preferred Stock shall be entitled to receive liquidating distributions in an amount equal to the Stated Value for each share of Series A Preferred Stock held by such Holders; provided that such liquidating distribution shall be made solely out of the securities acquired by DPWF pursuant to the Agreement. The holders of Series A Preferred Stock shall be entitled to receive, on a quarterly basis with payments to occur no later than 90 days in arrears from each reporting period, out of funds legally available therefor, dividends on each share of Series A Preferred Stock at the rate of 3% per annum based on a 360 day calendar year. Each Holder shall be entitled to vote on an “as converted” basis with holders of outstanding shares of DPWF Common Stock, voting together as a single class, with respect to any and all matters presented to the stockholders of DPWF for their action or consideration.

Commencing on the date that shall be six (6) months from the closing date of the above referenced Agreement and prior to the occurrence of any underwritten public offering of shares of DPWF Common Stock, each share of Series A Preferred Stock shall be converted into 3.75 shares of Common Stock, for an aggregate of 5,662,500 shares of DPWF Common Stock. The Series A Preferred Stock shall contain the respective rights, privileges and designations as are set forth in the Form of Certificate of Designation for such Series A Preferred Stock.

The foregoing does not purport to be a complete description of the Series A Preferred Stock, which is qualified in its entirety by reference to the full text of the Certificate of Designations, Preferences, Rights and Limitations of Series A Convertible Preferred Stock, which the Company has filed as Exhibit 3.1 hereto.

ITEM 7.01	REGULATION FD DISCLOSURE

On January 2, 2020, the Company issued a press release announcing the Company’s entry into the Agreement, a copy of which press release is furnished herewith as Exhibit 99.1 and is incorporated by reference herein.

In accordance with General Instruction B.2 of Form 8-K, the information under this item, Exhibit 99.1 shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing. This report will not be deemed an admission as to the materiality of any information required to be disclosed solely to satisfy the requirements of Regulation FD.

The Securities and Exchange Commission encourages registrants to disclose forward-looking information so that investors can better understand the future prospects of a registrant and make informed investment decisions. This Current Report on Form 8-K and exhibits may contain these types of statements, which are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, and which involve risks, uncertainties and reflect the Registrant’s judgment as of the date of this Current Report on Form 8-K. Forward-looking statements may relate to, among other things, operating results and are indicated by words or phrases such as “expects,” “should,” “will,” and similar words or phrases. These statements are subject to inherent uncertainties and risks that could cause actual results to differ materially from those anticipated at the date of this Current Report on Form 8-K. Investors are cautioned not to rely unduly on forward-looking statements when evaluating the information presented within.

Where You Can Find Additional Information

The Company will file with the Commission a Current Report on Form 8-K (the “Closing 8-K”) in connection with the Closing.  WE URGE INVESTORS AND SECURITY HOLDERS TO READ THE CLOSING 8-K AND ANY OTHER RELEVANT DOCUMENTS WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION about the Company and MPC.  Investors and security holders will be able to obtain these materials (when they are available) and other documents filed with the SEC free of charge at the Commission’s website, www.sec.gov.  Security holders may also read and copy any reports, statements and other information filed by the Company with the Commission, at the SEC public reference room at 100 F Street, N.E., Washington D.C. 20549.  Please call the Commission at 1-800-SEC-0330 or visit the Commission’s website for further information on its public reference room.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d)           Exhibits:

Exhibit No.	Description

2.1	Share Exchange Agreement by and among DPW Holdings, Inc., DPW Financial Group, Inc., the Acquirees signatories thereto and the Holders signatories thereto dated as of December 27, 2019. (The schedules and certain exhibits to the Agreement are omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish supplementally to the Commission, upon request, a copy of any omitted schedule or exhibit.)
3.1	Form of Certificate of Designations of Series A Preferred Stock of DPW Financial Group, Inc.
4.1	Form of 5% Term Promissory Note to be issued by DPW Financial Group, Inc.
99.1	Press Release issued on January 2, 2020.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DPW HOLDINGS, INC.
a Delaware corporation

Dated: January 2, 2020	/s/ Milton C. Ault, III
Milton C. Ault, III
Chief Executive Officer